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                                                                     EXHIBIT 1.1


                                2,500,000 Shares

                               DIGENE CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                            September [  ], 1997



UBS Securities LLC
NationsBanc Montgomery Securities, Inc.
  As Representatives of the Several Underwriters
  named in Schedule A hereto
c/o UBS Securities LLC
299 Park Avenue
New York, NY  10171

Ladies and Gentlemen:

                 Digene Corporation, a Delaware corporation (the "Company"), proposes to issue and sell 2,000,000 shares of its authorized but unissued common stock, $0.01 par value per share (the "Common Stock"), to the several underwriters listed on Schedule A hereto (collectively, the "Underwriters").
In addition, Armonk Partners, a Connecticut partnership and a stockholder of the Company (the "Selling Securityholder"), proposes to sell an aggregate of 500,000 shares of the Company's authorized and outstanding Common Stock to the Underwriters. The 2,000,000 shares of Common Stock of the Company to be sold by the Company are hereinafter called the "Company Shares" and the 500,000 shares of Common Stock to be sold by the Selling Securityholder are hereinafter called the "Selling Securityholder Shares." The Company Shares and the Selling Securityholder Shares are hereinafter collectively referred to as the "Firm Shares." The Selling Securityholder also proposes to grant to the Underwriters an option to purchase up to 375,000 additional shares of the Company's Common Stock (the "Option Shares") on the terms and for the purposes set forth in
Section 2(c). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                 The Company and the Selling Securityholder wish to confirm as follows their agreements with you (the "Representatives") and the other Underwriters on whose behalf you are acting in connection with the several purchases by the Underwriters of the Shares.

I.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING
         SECURITYHOLDER.

         A. The Company and the Selling Securityholder hereby represents and warrants to and agrees with each Underwriter as follows:

                 1. A registration statement on Form S-3 (File No. 333-35463) including a prospectus relating to the Shares, and each amendment thereto, has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission; and such abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations as may have been required prior to the date hereof (each an "Abbreviated Registration Statement") have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement including a prospectus relating to the Shares and such Abbreviated Registration Statements as may hereinafter be required. Copies of such registration statement including a prospectus relating to the Shares, and each amendment thereto, and of any Abbreviated Registration Statements have been delivered to you in such quantities as you have requested for each of the Underwriters. If such registration statement has not been declared effective, a further amendment to

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such registration statement, including a form of final prospectus, necessary to permit such registration statement to be declared effective will be filed promptly by the Company with the Commission. If such registration statement has been declared effective, a final prospectus containing all Rule 430A Information (as hereinafter defined), or, if UBS Securities LLC, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, a term sheet including the information required pursuant to Rule 434 of the Rules and Regulations will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations on or before the time prescribed by the Rules and Regulations.

                 The term "Registration Statement" as used in this Agreement shall mean such registration statement (including all exhibits, schedules and consolidated financial statements and all documents incorporated by reference therein) at the time such registration statement becomes or became effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall include all Rule 430A Information deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the Rules and Regulations, shall include the information deemed to be a part of the Registration Statement as of the time it became effective pursuant to Rule 434(d) of the Rules and Regulations, and shall also mean any Abbreviated Registration Statement filed with respect to the Shares. The term "Preliminary Prospectus" shall mean any prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no filing is required, shall mean the form of final prospectus included in the Registration Statement at the time such registration statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A of the Rules and Regulations. The term "Offering Memorandum" as used in this Agreement shall mean the Offering Memorandum consisting of the Prospectus and a Canadian wrap-around used in connection with the offering of the Shares in Canada.

                 2. The Company has not received, and has no notice of, any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, or instituted proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement became or becomes, as the case may be, effective (the "Effective Date") and at all times subsequent thereto up to and at the Closing Date, any later date on which Option Shares are to be purchased (the "Option Closing Date") and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, (i) the Registration Statement and Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by, and will comply in all material respects with the requirements of, the Act and the Rules and Regulations, and
(ii) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing representations and warranties in this Section I.A.2 do not apply to any statements or omissions made in reliance on and in conformity with the information contained in the first, third, fifth, seventh, eighth or ninth paragraphs of the section of the Prospectus entitled "Underwriting" and the information in the last paragraph on the front cover page of the Prospectus or to statements in or omissions from the Registration Statement, the Offering Memorandum or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement, the Offering Memorandum or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration





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Statement, the Preliminary Prospectus, the Prospectus, the Offering Memorandum
or any other materials, if any, permitted by the Act or the Rules and Regulations.

                 3. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Offering Memorandum. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, business prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"). The Company has no Subsidiaries (as defined in the Rules and Regulations) other than Digene do Brasil Ltda, a corporation organized under the laws of Brazil ("Digene Brasil"), and Digene Europe, Inc., a Delaware corporation (collectively, the "Subsidiaries"). The Company owns sixty percent (60%) of the outstanding capital stock of Digene Brasil and one hundred percent (100%) of the outstanding capital stock of Digene Europe, Inc. Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificates of incorporation and of the bylaws (or similar organizational documents) of the Company and the Subsidiaries and all amendments thereto have been delivered to the Representatives, and except as set forth in the exhibits to the Registration Statement no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date. Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business described in the Registration Statement. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive right, co-sale right, registration right, resale right, right of first refusal or similar right. All shares of capital stock of each of the Subsidiaries which are owned by the Company or another of the Subsidiaries are free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. No options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations in any of the Subsidiaries are outstanding.

                 4. The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable laws, equitable principles or public policy and except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles. Neither the Company nor any Subsidiary is (i) in violation of its certificate of incorporation or bylaws (or similar organizational documents), or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, which default would have a Material Adverse Effect, or (iii) in default in the performance or observance of any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, which default would have a Material Adverse Effect, or
(iv) in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the





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Company or the Subsidiaries are subject, including, but not limited to, the
United States Food and Drug Administration (the "FDA"). The performance of this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the certificate of incorporation or bylaws (or similar organizational documents) of the Company or any Subsidiary, or (ii) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company's or any of the Subsidiaries' properties are bound, which default would have a Material Adverse Effect, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Company or any Subsidiary is subject. The Company is not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or declaration of or filing by or with any court or regulatory, administrative or other governmental agency or body as a requirement for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities or blue sky ("Blue Sky") laws, the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") or under applicable Canadian securities laws.

                 5. All outstanding shares of capital stock of the Company (including the Selling Securityholder Shares) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Offering Memorandum and the Prospectus (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company). The Company Shares to be purchased from the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. Except as set forth in the Prospectus, no preemptive right, co-sale right, registration right, right of first refusal or other similar rights of securityholders exists with respect to any of the Shares, the issue and sale of the Shares to be issued and sold by the Company, or the sale of the Selling Securityholder Shares other than those that have been expressly waived prior to the date hereof. With the exception of the Selling Securityholder, no holder of securities of the Company has the right to cause the Company to include such holder's securities in the Registration Statement. No further approval or authorization of any securityholder, the Board of Directors or any duly appointed committee thereof or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Act, the Exchange Act or foreign or state securities or Blue Sky laws. Except as disclosed in or contemplated by the Prospectus and the Offering Memorandum, and the consolidated financial statements and the related notes thereto included in the Prospectus and the Offering Memorandum, the Company does not have outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus and the Offering Memorandum accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                 6. There is not pending or, to the best of the Company's knowledge, threatened, any action, suit, claim, proceeding or investigation against the Company or any Subsidiary or any of their respective officers or any of their respective properties, assets or rights before any court or governmental agency or body or otherwise which might result in a Material Adverse Effect, have a material adverse effect on the Company's or any Subsidiary's properties, assets or rights of the Company and its Subsidiaries taken as a whole, prevent





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consummation of the transactions contemplated hereby, or which is required to be disclosed in the Registration Statement, the Offering Memorandum or Prospectus and is not so disclosed. There are no statutes, rules, regulations, agreements, contracts, leases or documents that are required to be described in the Prospectus and the Offering Memorandum, or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been accurately described in the Prospectus and the Offering Memorandum or filed as exhibits to the Registration Statement.

                 7. Ernst & Young LLP (the "Accountants"), who have examined the consolidated financial statements of the Company, together with the related schedules and notes thereto filed with the Commission as a part of the Registration Statement, are independent public accountants within the meaning of the Act and the Rules and Regulations. The consolidated financial statements of the Company, together with the related schedules and notes thereto forming part of the Registration Statement, the Offering Memorandum and the Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. All consolidated financial statements, together with the related schedules and notes, filed with the Commission as part of the Registration Statement, the Offering Memorandum and the Prospectus have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved ("GAAP") except as may be otherwise stated in the Registration Statement, the Offering Memorandum and the Prospectus. The selected and summary consolidated financial and statistical data included in the Registration Statement, the Offering Memorandum and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the consolidated financial statements presented therein. No other consolidated financial statements or schedules are required by the Act or the Rules and Regulations to be included in the Registration Statement and the Offering Memorandum.

                 8. Subsequent to the respective dates as of which information is given in the Registration Statement, the Offering Memorandum and the Prospectus, there has not been (i) any material adverse change in the business, business prospects, properties, operations, condition (financial or otherwise) or results of operations or any development which is likely to have a Material Adverse Effect, (ii) any transaction which is material to the Company and its Subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and its Subsidiaries taken as a whole, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries other than the exercise of options which were outstanding prior to the date of the Prospectus, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its Subsidiaries. Neither the Company nor its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement and the Offering Memorandum.

                 9. Except as set forth in the Prospectus and the Offering Memorandum, (i) the Company and each Subsidiary have good and marketable title to all material properties and assets described in the Prospectus and the Offering Memorandum as owned by them, free and clear of any pledge, lien, security interest, charge, encumbrance, claim, equitable interest, or restriction, (ii) the agreements described in the Prospectus and the Offering Memorandum to which the Company or any Subsidiary is a party are valid agreements, enforceable by and against the Company or such Subsidiary in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the best of the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements, and (iii) the Company and each Subsidiary have valid and enforceable leases for the properties described in the Prospectus and the Offering Memorandum as leased by them, and such leases conform in all material respects to the description thereof, if any, set forth in the Registration Statement. Except as set forth in the Registration Statement, the Offering Memorandum and Prospectus, the Company and





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the Subsidiaries own or lease all such properties as are necessary to their operations as now conducted or as proposed to be conducted in the foreseeable future.

                 10. The Company and each Subsidiary now hold and at the Closing Date and any later Option Closing Date, as the case may be, will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, including, but not limited to, the FDA and any foreign regulatory authorities performing functions similar to those performed by the FDA, that are material to the conduct of the business of the Company and the Subsidiaries taken as a whole, except for such licenses, consents, certificates, orders, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are valid and in full force and effect (and there is no proceeding pending or, to the best knowledge of the Company, threatened which may cause any such license, consent, certificate, order, approval or permit to be withdrawn, cancelled, suspended or not renewed). All of the descriptions in the Registration Statement, the Offering Memorandum and Prospectus of the legal and governmental proceedings by or before the FDA or any foreign, state or local government body exercising comparable authority are true, complete and accurate in all material respects. The Company and each of its Subsidiaries is in compliance in all material respects will all applicable FDA, state and local, rules, regulations, guidelines and policies, including, without limitation, applicable FDA, state and local rules, regulations and policies relating to Quality Systems Regulations.

                 11. The Company and each Subsidiary have filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any Subsidiary which might have a Material Adverse Effect. All tax liabilities are adequately provided for within the consolidated financial statements of the Company.

                 12. The Company and its Subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts adequate for their businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering clinical trial liability, product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                 13. Neither the Company nor its Subsidiaries are involved in any labor dispute or disturbance nor, to the best knowledge of the Company, is any such dispute or disturbance threatened. No collective bargaining agreement exists with any employees of the Company or any Subsidiary and, to the best knowledge of the Company, no such agreement is imminent.

                 14. The Company and each Subsidiary own or possess valid and enforceable licenses or other rights to use all patents, patent applications, patent rights, inventions, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property") used in the conduct of their businesses as currently conducted and as proposed to be conducted as described in the Prospectus and the Offering Memorandum, except as set forth therein. Neither the Company nor any Subsidiary has any knowledge that it lacks or will be unable to obtain or retain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Prospectus, except as described in the Prospectus and the Offering Memorandum. To the best knowledge of the Company, none of the patents owned by the Company or any Subsidiary are unenforceable or invalid except where such unenforceability or invalidity would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of, and the Company has no knowledge of, any infringement or conflict with asserted rights or claims of others with respect to any Intellectual Property or any of the Company's or any Subsidiary's products, processes or





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technologies which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of, and the Company has no knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property.
The Company and each Subsidiary have duly and properly filed or caused to be filed with the United States Patent and Trademark Office (the "PTO") and applicable foreign and international patent authorities all patent applications described or referred to in the Prospectus, and the Company believes it has complied in all material respects with the PTO's duty of candor and disclosure for each of the United States patent applications described or referred to in the Prospectus and the Offering Memorandum. The Company has no knowledge of any facts which would preclude the grant of a patent from each of the patent applications described or referred to in the Prospectus and the Offering Memorandum. The Company and each Subsidiary have clear title to their patents and patent applications described or referred to in the Prospectus and the Offering Memorandum, free and clear of any pledges, liens, security interests, charges, encumbrances, claims, equitable interests, or restrictions. The Prospectus fairly and accurately describes in all material respects the Company's and each Subsidiary's rights with respect to the Intellectual Property.

                 15. The Company has in the past conducted, is not and will not invest the proceeds in a manner which will result in the Company being required to be qualified as, an "investment company," or a "promoter" or "principal underwriter" for a registered investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

                 16. Neither the Company nor any of its Subsidiaries have incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the underwriting discounts and commissions contemplated hereby.

                 17. The Company and each of its Subsidiaries is (i) in compliance with any and all applicable United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's or its Subsidiaries' activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (i) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (ii) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.
The Company and the Subsidiaries have not engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's or its Subsidiaries' properties or former properties, except where such use, manufacture, transportation or storage is in compliance with Environmental Laws. No Hazardous Materials have been treated or disposed of on any of the Company's or its Subsidiaries' properties or on properties formerly owned or leased by the Company or its Subsidiaries during the time of such ownership or lease, except in compliance with Environmental Laws. No spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials have occurred on or under or have emanated from any of the Company's or its Subsidiaries' properties or former properties during the time of the Company's or its Subsidiaries' ownership or lease thereof and the Company is not aware of any spills, discharges, releases, deposits, emplacements, leaks or disposal of any Hazardous Materials that have occurred on or under or have emanated from any of the Company's or its Subsidiaries' properties or former properties prior to the Company's or its Subsidiaries' ownership or lease thereof.





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
                 18. Neither the Company nor any of its Subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or not prohibited by the laws of the United States.

                 19. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The Shares (including the Selling Securityholder Shares) have been duly authorized for quotation on The Nasdaq Stock Market, Inc. Automated Quotation National Market System (the "Nasdaq National Market"). The Company has taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

                 20. Neither the Company nor any of its Subsidiaries nor, to the Company's best knowledge, any of their respective officers, directors or affiliates has taken, and at the Closing Date and at any later Option Closing Date, neither the Company nor any of its Subsidiaries nor, to the Company's best knowledge, any of their respective officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Shares.

                 21. The Company has obtained agreements from each officer and director, the Selling Securityholder and each other beneficial owner of the Company's Common Stock listed on Schedule B to this Agreement providing that such person will not, for a period of 90 days after the date of the Prospectus (the "Lock-up Period"), without the prior written consent of UBS Securities LLC, directly or indirectly, offer to sell, sell, hypothecate, contract to sell, grant any option to purchase, or otherwise dispose of or transfer (collectively, a "Disposition") any shares of Common Stock beneficially owned as of the date such lockup agreement was executed (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with the Rules and Regulations and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock except,
(a) by operation of law, or (b) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the shares of Common Stock held by such person except in compliance with this restriction. The Company has provided to counsel for the Underwriters a complete and accurate list of all securityholders of the Company and the number and type of securities held by each securityholder. The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and securityholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other securityholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of UBS Securities LLC.

                 22. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of consolidated financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 23. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of its Subsidiaries or any of the members of the families of any of them that are required to be disclosed in the Registration Statement, the Offering Memorandum and the Prospectus that are not so disclosed.

                 24. The Company and its Subsidiaries have complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                 25. The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act, the Exchange Act and the Rules and Regulations. True and complete copies of all such reports and other documents have been delivered to you or your counsel.

         B. The Selling Securityholder represents and warrants to and agrees with each Underwriter and the Company that:

                 1. The Selling Securityholder now has and on the Closing Date and the Option Closing Date, if applicable, will have valid marketable title to the shares of Common Stock to be sold by the Selling Securityholder on such date, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than pursuant to this Agreement; the Selling Securityholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the Selling Securityholder hereunder; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters will obtain valid marketable title to the Shares purchased by it from the Selling Securityholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest pertaining to the Selling Securityholder or the Selling Securityholder's property, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of the Selling Securityholder.

                 2. All consents, approvals, authorizations and orders required for the execution and delivery by the Selling Securityholder of this Agreement and the sale and delivery of the Selling Securityholder Shares and any Option Shares to be sold by the Selling Securityholder under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such consents, approvals, authorizations or orders as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; the Selling Securityholder has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and the Selling Securityholder has full legal right, power and authority to enter into and perform its obligations under this Agreement, and to sell, assign, transfer and deliver the Shares to be sold by the Selling Securityholder under this Agreement.

                 3. The Selling Securityholder will not, during the Lock-up Period, effect the Disposition of any Common Stock now owned or hereafter acquired by the Selling Securityholder or with respect to which the Selling Securityholder has or hereafter acquires the power of disposition, otherwise than (a) by operation of law, (b) pursuant to a bona fide gift to any person or other entity which agrees in writing to be bound by this restriction, or (c) with the prior written consent of UBS Securities LLC. The foregoing restriction is expressly agreed to preclude the holder of the Common Stock from engaging in any hedging, equity swap or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-up Period, even if such Common Stock would be disposed of by someone other than the Selling Securityholder. Such prohibited hedging, equity swap, or other transactions would include, without limitation, any short sale (whether or not against the box), or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock. The Selling Securityholder also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the securities held by the Selling Securityholder except in compliance with this restriction.

                 4. Certificates in negotiable form for all Shares to be sold by the Selling Securityholder under this Agreement will be delivered per the instructions of the Representatives, together with a stock power or powers duly endorsed in blank by the Selling Securityholder, signature guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved Medallion Program) pursuant to rule 17Ad-15 of the Exchange Act.

                 5. The Agreement has been duly authorized by the Selling Securityholder and has been duly executed and delivered by or on behalf of the Selling Securityholder and is a valid and binding agreement of the Selling Securityholder, enforceable against the Selling Securityholder in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable laws, equitable principles or public policy and except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the partnership agreement (or similar organizational documents) of the Selling Securityholder, or (ii) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder's properties are bound, or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Selling Securityholder is subject.

                 6. The Selling Securityholder has not taken, and at the Closing Date and at any later Option Closing Date, will not have taken, directly or indirectly, any action that has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Shares.

                 7. The Selling Securityholder has not distributed and will not distribute offering material in connection with the offering and sale of the Shares.

                 8. All information furnished by or on behalf of the Selling Securityholder relating to the Selling Securityholder and the Shares to be sold by the Selling Securityholder that is set forth in the Registration Statement or the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, and will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

                 9. The Selling Securityholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, and will advise UBS Securities LLC prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, if any statement to be made on behalf of the Selling Securityholder in the certificate contemplated by Section VII.G. would be inaccurate if made as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be.

                 10. The Selling Securityholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; the Selling Securityholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of the Selling Securityholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and the Selling Securityholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                 11. The Selling Securityholder has no reason to believe that the representations and warranties of the Company contained in Section I.A. are not true and correct, has reviewed and is familiar with the Registration Statement and the Offering Memorandum and has no knowledge of any material fact, condition or information required to be disclosed in the Registration Statement or the Offering Memorandum and which has not been disclosed in the Registration Statement and the Offering Memorandum, and the sale of the Selling Securityholder Shares pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement and the Offering Memorandum.

                 12. The Selling Securityholder has reviewed the Prospectus and is not aware that the Prospectus, as of its date or as of the Closing Date or any later date on which Option Shares are to be purchased, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Selling Securityholder will have no responsibility for the statements and omissions made in reliance on and in conformity with the information contained in the first, third, fifth, seventh, eighth or ninth paragraphs of the section of the Prospectus entitled "Underwriting" or the information in the last paragraph on the front cover page of the Prospectus or to statements in or omissions from the Registration Statement, the Offering Memorandum or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement, the Offering Memorandum or the Prospectus.

II.      PURCHASE OF THE SHARES BY THE UNDERWRITERS.

         A. On the basis of the representations and warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell the Company Shares to the several Underwriters, the Selling Securityholder shall sell to the several Underwriters the Selling Securityholder Shares, and each of the Underwriters shall purchase from the Company and the Selling Securityholder the respective aggregate number of Firm Shares set forth opposite its name on Schedule A, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 2(b) hereof. The price at which such Firm Shares shall be sold by the Company and the Selling Securityholder and purchased by the several
Underwriters shall be [    ] per share.  The obligation of each Underwriter to
the Company and the Selling Securityholder shall be to purchase from the Company and the Selling Securityholder that number of the Firm Shares which represents the same proportion of the total number of the Firm Shares to be sold by each of the Company and the Selling Securityholder pursuant to this Agreement as the number of the Firm Shares set forth opposite the name of such Underwriter in Schedule A hereto represents of the total number of the Firm Shares to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs B. and C. of this Section II, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified on Schedule A.

         B. If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section (IX hereof) to purchase and pay for the number of Shares agreed to be purchased by such Underwriter or Underwriters, the non-defaulting Underwriters shall have the right within twenty-four (24) hours after such default to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the Shares which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such Shares and portion, the number of Shares which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis (as adjusted by you in such manner as you deem advisable to avoid fractional shares) to absorb the remaining shares and portion which the defaulting Underwriter or Underwriters agreed to purchase; provided, however, that the non-defaulting Underwriters shall not be obligated to purchase the Shares and portion which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such Shares exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder. If the total number of Shares which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company, on behalf of itself and the Selling Securityholder, shall have the right, within twenty-four (24) hours next succeeding the twenty-four (24) hour period referred to above, to make arrangements with other underwriters or purchasers reasonably satisfactory to you for purchase of such Shares and portion on the terms herein set forth. In any such case, either you or the Company, on behalf of itself and the Selling Securityholder, shall have the right to postpone the Closing Date determined as provided in Section IV hereof for not more than seven business days after the date originally fixed as the Closing Date pursuant to said Section IV in order that any necessary changes in the Registration Statement, the Offering Memorandum, the Prospectus or any other documents or arrangements may be made. If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company, on behalf of itself and the Selling Securityholder, shall make arrangements within the twenty-four (24) hour periods stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Securityholder to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Securityholder. Nothing in this paragraph B., and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         C. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Selling Securityholder grants an option to the several Underwriters to purchase all or any portion of the Option Shares from the Selling Securityholder at the same price per share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement upon written or telecopied notice by you to the Company setting forth the aggregate number of shares of the Option Shares as to which the several Underwriters are exercising the option. Delivery of certificates for the shares of Option Shares, and payment therefor, shall be made as provided in
Section IV hereof. Each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, the exact number of shares to be adjusted by you in such manner as you deem advisable to avoid fractional shares.

III.     OFFERING BY UNDERWRITERS.

         A. The terms of the public offering of the Shares in the United States by the Underwriters shall be as set forth in the Prospectus. The terms of the private placement of the Shares in Canada by the Underwriters shall be as set forth in the Offering Memorandum. The Underwriters may from time to time change the public offering and private placement prices after the closing of the public offering and the private placement, respectively, and increase or decrease the concessions and discounts to dealers as they may determine.

         B.      You, on behalf of the Underwriters, represent and warrant that
(i) the information set forth in the last paragraph on the front cover page and the information contained in the first, third, fifth, seventh, eighth and ninth paragraphs of the section of the Prospectus entitled "Underwriting", the Offering Memorandum, any Preliminary Prospectus and the Prospectus relating to the Shares (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, the Offering Memorandum, any Preliminary Prospectus, and the Prospectus, and that the statements made therein are correct and do not omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and (ii) the Underwriters have not distributed and will not distribute prior to the Closing Date or any Option Closing Date, as the case may be, any offering material in connection with the offering and sale of the Shares other than the Preliminary Prospectus, the Prospectus, the Registration Statement, the Offering Memorandum and other materials permitted by the Act, the Rules and Regulations thereunder and applicable Canadian securities laws.

IV.      DELIVERY OF AND PAYMENT FOR THE SHARES.

         A. Delivery of certificates for the Firm Shares and the Option Shares (if the option granted pursuant to Section II.C. hereof shall have been exercised not later than 1:00 p.m., New York time, on the date at least two business days preceding the Closing Date), and payment therefor, shall be made at the office of Brobeck, Phleger & Harrison LLP, 1633 Broadway, New York, New York 10019 (or at a location as otherwise agreed to by the parties) at 9:00 a.m., New York time, on the third or fourth business day after the date of this Agreement unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Exchange Act, or at such time on such other day, not later than seven full business days after such third or fourth business day, as shall be agreed upon in writing by the Company and you (the "Closing Date").

         B. If the option granted pursuant to Section II.C. hereof shall be exercised after 1:00 p.m., New York time, on the date two business days preceding the Closing Date, and on or before the 30th day after the date of this Agreement, delivery of certificates for the Option Shares, and payment therefor, shall be made at the office of Brobeck, Phleger & Harrison LLP, 1633 Broadway, New York, New York 10019 (or at a location as otherwise agreed to by the parties) at 9:00 a.m., New York time, on the third business day after the exercise of such option (the "Option Closing Date").

         C. Payment for the Shares purchased from the Company shall be made to the Company or its order and payment for the Shares purchased from the Selling Securityholder shall be made to the account of the Selling Securityholder, in each case by wire transfer of Federal funds to the accounts specified by the Company and the Selling Securityholder, respectively, or by one or more certified or official bank check or checks in same day funds. Such payment shall be made upon delivery of certificates for the Shares to you for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least three business days before the Closing Date, in the case of Firm Shares, and at least two business days prior to the Option Closing Date, in the case of the Option Shares. Such certificates will be made available to the Underwriters for inspection, checking and packaging at a location in New York, New York, designated by the Underwriters not less than one full business day prior to the Closing Date or, in the case of the Option Shares, by 3:00 p.m., New York time, on the business day preceding the Option Closing Date.

         It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Securityholder, for the account of the Selling Securityholder, for Shares to be purchased by any Underwriter whose check shall not have been received by you on the Closing Date or any later Option Closing Date. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

V. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

         A. The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible; the Company will use its best efforts to cause any Abbreviated Registration Statement as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible; the Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any Abbreviated Registration Statement has become effective or any supplement to the Prospectus has been filed. If the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and

Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission. If the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations, has been filed, within the time prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations. If for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed. The Company will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. Promptly upon your request, it will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of "Underwriters' Counsel" may be necessary or advisable in connection with the distribution of the Shares by the Underwriters. The Company will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In case any Underwriter is required to deliver a prospectus more than nine months after the Effective Date in connection with the sale of the Shares, pursuant to Section 10(a)(3) of the Act, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company will file no amendment or supplement to the Registration Statement or Prospectus that shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing or which is not in compliance with the Act and Rules and Regulations or the provisions of this Agreement.

         B. The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any such stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

         C. The Company will cooperate with you in endeavoring to qualify the Shares for the offer and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation, or to execute a general consent to service of process in any jurisdiction, or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the Shares shall have been qualified, the Company will make and file such statements, reports and other documents in each year as are or may be reasonably required by the laws of such jurisdictions so as to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Shares, or as otherwise may be required by law.

         D. The Company will furnish to you, as soon as available, copies of the Registration Statement (three of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus, the Offering Memorandum and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request.

         E. The Company will make generally available to its stockholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, earnings statements (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and covering a twelve (12) month period beginning after the effective date of the Registration Statement, and will advise you in writing when such statement has been made available.

         F. During a period of five years after the date hereof, the Company, as soon as practicable after the end of each respective period, will furnish to its stockholders annual reports (including consolidated financial statements audited by independent certified public accountants) and will furnish to its stockholders unaudited quarterly consolidated statements of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder (i) concurrently with making such reports available to its stockholders, consolidated statements of operations of the Company for each of the first three quarters in the form made available to the Company's stockholders; (ii) concurrently with the furnishing thereof to its stockholders, a consolidated balance sheet of the Company as of the end of such fiscal year, together with consolidated statements of operations, of stockholders' equity and of cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants; (iii) concurrently with the furnishing of such reports to its stockholders, copies of all reports (financial or other) mailed to stockholders; (iv) as soon as they are available, copies of all reports and consolidated financial statements furnished to or filed with the Commission, any securities exchange or the Nasdaq National Market by the Company (except for documents for which confidential treatment is requested); and (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared for general release by the Company. During such five-year period, if the Company shall have any active subsidiaries, the foregoing consolidated financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar consolidated financial statements for any significant subsidiary that is not so consolidated.

         G. The Company shall not, during the 90 days following the effective date of the Registration Statement, except with your prior written consent as Representatives, issue, sell, offer or agree to sell, grant, distribute or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any options, rights or warrants with respect to shares of Common Stock, or any securities convertible into or exchangeable for Common Stock, other than (i) the sale of Shares hereunder, (ii) the grant of options or the issuance of shares of Common Stock under the Company's stock option plans or stock purchase plan, as the case may be, or (iii) the issuance of shares of Common Stock upon exercise of the currently outstanding options or warrants described in the Registration Statement.

         H. The Company shall not, during the 90 days following the effective date of the Registration Statement, except with your prior written consent as Representatives, file a registration statement covering any of its shares of capital stock, except that one or more registration statements on Form S-8 may be filed at any time following the effective date of the Registration Statement covering the registration of the Company's currently existing option plans.

         I. The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

         J. The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

         K. The Company will use its best efforts to maintain listing of its shares of Common Stock on the Nasdaq National Market.

         L. The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

         M. If at any time during the 180 day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, consult with you in good faith regarding the necessity of disseminating a press release or other public statement responding to or commenting on such rumor, publication or event and, if the Company in its reasonable judgment determines that such a press release or other public statement is appropriate, the substance of any press release or other public statement.

VI.      EXPENSES.

         The Company and the Selling Securityholder agree with each Underwriter that:

         A. The Company will pay and bear all costs, fees and expenses in connection with the preparation, printing and filing of the Registration Statement (including consolidated financial statements, schedules and exhibits), the Offering Memorandum (including fees relating to the filing of reports in Canada), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the reproduction of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, the Preliminary Blue Sky Memoranda and any Supplemental Blue Sky Memoranda and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any; the cost of all stock certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of corporate, patent and regulatory counsel for the Company; all fees and other charges of the Company's independent public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), the Offering Memorandum, Preliminary Prospectuses and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and expenses incident to securing any required review and the cost of qualifying the Shares under the laws of such jurisdictions within the United States as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); listing application fees of the Nasdaq National Market; and all other expenses directly incurred by the Company or the Selling Securityholder in connection with the performance of their obligations hereunder. Any additional expenses incurred as a result of the sale of the Shares by the Selling Securityholder will be borne collectively by the Company and the Selling Securityholder. The provisions of this Section VI.A are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Securityholder and the Company hereby agree to pay, but shall not affect any agreement which the Selling Securityholder and the Company may make, or may have made, for the sharing of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Securityholder hereunder to the several Underwriters.

         B. If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Securityholder to perform any agreement on their part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company and the Selling Securityholder will, in addition to paying the expenses described in clause A. above, reimburse the several Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of Underwriters' Counsel) incurred by the Underwriters in reviewing the Registration Statement and the Prospectus and in preparing the Offering Memorandum and in otherwise investigating, preparing to market or marketing the Shares. Neither the Company nor the Selling Securityholder will in any event be liable to any of the several Underwriters for any loss of anticipated profits from the sale by them of the Shares.

VII.     CONDITIONS OF UNDERWRITERS' OBLIGATIONS.

         The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy, as of the date hereof and the Closing Date and any later Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Securityholder herein, to the performance by the Company and the Selling Securityholder of their obligations hereunder and to the following additional conditions:

         A. The Registration Statement shall have become effective not later than 9:00 a.m., New York City time, on the date following the date of this Agreement, or such later time or date as shall be consented to in writing by you. If the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b) and Rule 430A of the Rules and Regulations, the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b) and Rule 430A of the Rules and Regulations. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, the Selling Securityholder or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.

         B. All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement, the Offering Memorandum and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such information as they may reasonably have requested to enable them to pass upon the matters referred to in this subsection.

         C. You shall have received, at no cost to you, on the Closing Date and on any later Option Closing Date, as the case may be, the opinions of
(i) Ballard Spahr Andrews & Ingersoll, corporate counsel to the Company and the Selling Securityholder, (ii) Pennie & Edmonds, patent counsel to the Company, and (iii) Hogan and Hartson, L.L.P., regulatory counsel to the Company, dated the Closing Date or such later Option Closing Date, in the forms attached hereto on Appendix A, Appendix B and Appendix C, respectively, addressed to the Underwriters and with reproduced copies of signed counterparts thereof for each of the Representatives.

         D. You shall have received from Brobeck, Phleger & Harrison LLP, Underwriters' Counsel, an opinion or opinions, dated the Closing Date or on any later Option Closing Date, as the case may be, in form and substance reasonably satisfactory to you, with respect to the sufficiency of all corporate proceedings undertaken by the Company and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as it may have reasonably requested for the purpose of enabling it to pass upon such matters.

         E. You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a letter from the Accountants addressed to the Company and the Underwriters, dated the Closing Date or such later Option Closing Date, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations thereunder and based upon the procedures described in its letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than three days prior to the Closing Date or any such later Option Closing Date, as the case may be, (i) confirming that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later Option Closing Date, as the case may be; and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent consolidated financial statements, data or information. The letter shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company which, in your reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In addition, you shall have received from the Accountants a
letter, dated [    ], 1997, addressed to the Company and made available to you for the use of the Underwriters stating that its review of the Company's system of internal accounting controls, to the extent it deemed necessary in establishing the scope of its latest examination of the Company's consolidated financial statements, did not disclose any weaknesses in internal controls that it considered to be material weaknesses. All such letters shall be in a form reasonably satisfactory to the Representatives and their counsel.

         F. You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a certificate of the President and the Chief Financial Officer of the Company, dated the Closing Date or such later date, to the effect that as of such date (and you shall be satisfied that as of such date):

                 1. The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or any later Option Closing Date, as the case may be; and the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later Option Closing Date, as the case may be;

                 2. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the Act;

                 3. They have carefully reviewed the Registration Statement, the Offering Memorandum and the Prospectus, when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the Offering Memorandum and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading; and when the Registration Statement became effective, and at all times subsequent thereto up to the delivery of such certificate, none of the Registration Statement, the Offering Memorandum or the Prospectus or any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Registration Statement, Prospectus or Offering Memorandum that has not been so set forth; and

                 4. Subsequent to the respective dates as of which information is given in the Registration Statement, the Offering Memorandum and the Prospectus, there has not been (A) any material adverse change in the properties or assets described or referred to in the Registration Statement, the Offering Memorandum and the Prospectus or in the condition (financial or otherwise), operations, business or prospects of the Company and its Subsidiaries taken as a whole, (B) any transaction which is material to the Company and its Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (D) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or its Subsidiaries, or (F) any loss or damage (whether or not insured) to the property of the Company or its Subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

         G. You shall have received on the Closing Date and on any later Option Closing Date, as the case may be, a certificate of the Selling Securityholder to the effect that, as of the Closing Date or such later Option Closing Date:

                                  (i)      The representations and warranties
         made by the Selling Securityholder herein are true and correct on the Closing Date or on any later date on which Option Shares are to be purchased, as the case may be; and

                                  (ii)     The Selling Securityholder has
         complied with all obligations and satisfied all conditions which are required to be performed or satisfied on the part of the Selling Securityholder at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be.

         H. The Company and the Selling Securityholder shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company or officers of the Selling Securityholder), as to the accuracy of the representations and warranties of the Company and the Selling Securityholder herein, as to the performance by the Company and the Selling Securityholder of their respective obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

         I. The Company shall have timely filed with the Nasdaq National Market a notification form for listing of additional shares on the Nasdaq National Market with respect to the Company Shares; and the Firm Shares and the Option Shares, if any, shall have been approved for designation upon notice of issuance on the Nasdaq National Market.

         All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to Underwriters' Counsel. The Company or the Selling Securityholder, as the case may be, will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

VIII.    INDEMNIFICATION AND CONTRIBUTION.

         A. Subject to the provisions of Section VIII.G below, the Company and the Selling Securityholder jointly and severally agree to indemnify and hold harmless each Underwriter and each person (including each partner or officer thereof) who controls any Underwriter within the meaning of Section 15 of the Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise, and the Company and the Selling Securityholder jointly and severally agree to reimburse each such Underwriter and controlling person for any legal or other out-of-pocket expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company or the Selling Securityholder contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Abbreviated Registration Statement) or in the Offering Memorandum or any post-effective amendment thereto (including any Abbreviated Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that (1) the indemnity agreements of the Company and the Selling Securityholder contained in this Section VIII.A shall not apply to any such losses, claims, damages, liabilities or expenses if such statement or omission is contained in the first, third, fifth, seventh, eighth or ninth paragraphs of the section of the Prospectus entitled "Underwriting" or the last paragraph of text on the cover page of the Prospectus or arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), and (2) the indemnity agreement contained in this Section VIII.A with respect to any Preliminary Prospectus or Offering Memorandum shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented or, in the case of Purchasers resident in Ontario, Canada, the revised Offering Memorandum) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented or, in the case of Purchasers resident in Ontario, Canada, the revised Offering Memorandum) unless the failure is the result of noncompliance by the Company with paragraph (a) of Section V hereof; The Company and the Selling Securityholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

   The indemnity agreements of the Company and the Selling Securityholder contained in this Section VIII.A and the representations and warranties of the Company and the Selling Securityholder contained in Section I hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of any payment for the Shares.

         B. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its executive officers, each of its directors, each other Underwriter and each person (including each partner or officer thereof) who controls the Company or any such other Underwriter within the meaning of Section 15 of the Act, and the Selling Securityholder from and against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act, or the common law or otherwise and to reimburse each of them for any legal or other expenses (including, except as otherwise hereinafter provided, reasonable fees and disbursements of counsel) incurred by the respective indemnified parties in connection with defending against any such losses, claims, damages or liabilities or in connection with any investigation or inquiry of, or other proceeding which may be brought against, the respective indemnified parties, in each case arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter contained in this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (including the Prospectus as part thereof and any Abbreviated Registration Statement) or in the Offering Memorandum or any post-effective amendment thereto (including any Abbreviated Registration Statement) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) or in the Offering Memorandum or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that in the cases of clauses (ii) and
(iii) above, such statement or omission is contained in the third, fifth or eighth paragraph of the section of the Prospectus entitled "Underwriting" or the last paragraph on the cover page of the Prospectus or arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement of each Underwriter contained in this Section VIII.B shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

         C. Each party indemnified under the provision of paragraphs A. and B. of this Section VIII agrees that, upon the service of a summons or other initial legal process upon it in any action or suit instituted against it or upon its receipt of written notification of the commencement of any investigation or inquiry of, or proceeding against it, in respect of which indemnity may be sought on account of any indemnity agreement contained in such paragraphs, it will promptly give written notice (a "Notice") of such service or notification to the party or parties from whom indemnification may be sought hereunder. No indemnification provided for in such paragraphs shall be available to any party who shall fail so to give the Notice if the party to whom such Notice was not given was unaware of the action, suit, investigation, inquiry or proceeding to which the Notice would have related and was prejudiced by the failure to give the Notice, but the omission so to notify such indemnifying party or parties of any such service or notification shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of such indemnity agreement. Any indemnifying party shall be entitled at its own expense to participate in the defense of any action, suit or proceeding against, or investigation or inquiry of, an indemnified party. Any indemnifying party shall be entitled, if it so elects within a reasonable time after receipt of the Notice by giving written notice (the "Notice of Defense") to the indemnified party, to assume (alone or in conjunction with any other indemnifying party or parties) the entire defense of such action, suit, investigation, inquiry or proceeding, in which event such defense shall be conducted, at the expense of the indemnifying party or parties, by counsel chosen by such indemnifying party or parties and reasonably satisfactory to the indemnified party or parties; provided, however, that (i) if the indemnified party or parties reasonably determine that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action, suit, investigation, inquiry or proceeding or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, then counsel for the indemnified party or parties shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party or parties and (ii) in any event, the indemnified party or parties shall be entitled, at its or their own expense to have counsel chosen by such indemnified party or parties participate in, but not conduct, the defense. It is understood that the indemnifying parties shall not, in respect of the legal defenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all of the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act, and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act. If, within a reasonable time after receipt of the Notice, an indemnifying party gives a Notice of Defense and the counsel chosen by the indemnifying party or parties is reasonably satisfactory to the indemnified party or parties, the indemnifying party or parties will not be liable under paragraphs A. through C. of this Section VIII for any legal or other expenses subsequently incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding, except that (A) the indemnifying party or parties shall bear the legal and other expenses incurred in connection with the conduct of the defense as referred to in clause (i) of the proviso to the preceding sentence and (B) the indemnifying party or parties shall bear such other expenses as it or they have authorized to be incurred by the indemnified party or parties. If, within a reasonable time after receipt of the Notice, no Notice of Defense has been given, the indemnifying party or parties shall be responsible for any legal or other expenses incurred by the indemnified party or parties in connection with the defense of the action, suit, investigation, inquiry or proceeding. The indemnifying party or parties shall not be liable for any settlement of any proceeding effected without its or their written consent, provided such consent has not been unreasonably withheld.

         D. If the indemnification provided for in this Section VIII is unavailable or insufficient to hold harmless an indemnified party under paragraph A. or B. of this Section VIII, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph A. or B. of this Section VIII (i) in such proportion as is appropriate to reflect the relative benefits received by each indemnifying party from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as the other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares received by the Company and the Selling Securityholder and the total underwriting discount received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate public offering price of the Shares. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                 The parties agree that it would not be just and equitable if contributions pursuant to this paragraph D. were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this paragraph D. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this paragraph D. shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparation to defend or defense against any action or claim which is the subject of this paragraph D. Notwithstanding the provisions of this paragraph D., no Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this paragraph D. to contribute are several in proportion to their respective underwriting obligations and not joint.

                 Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in paragraph C. of this Section VIII.

         E. Neither the Company nor the Selling Securityholder shall, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of such Underwriter and each such controlling person from all liability arising out of such claim, action, suit or proceeding.

         F. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including without limitation the provisions of this Section VIII and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section VIII fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act, or in the Offering Memorandum as required by Canadian securities law.


        G. Notwithstanding any other provision of this Agreement, the liability of the Selling Securityholder under this Section VIII, solely in its capacity as a Selling Securityholder herein and not with respect to any other relationships any of the partners of the Selling Securityholder may have with the Company, shall not exceed the lesser of (i) the amount equal to the public offering price of the Selling Securityholder Shares sold by the Selling Securityholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by the Selling Securityholder, and (ii) the Selling Securityholder's proportionate share of such liability, determined by dividing the number of Selling Securityholder Shares under this Agreement by the total number of shares of Common Stock sold under this Agreement by the Company and the Selling Securityholder.

IX. TERMINATION. This Agreement may be terminated by you at any time on or prior to the Closing Date or on or prior to any later Option Closing Date, as the case may be, (i) if the Company or the Selling Securityholder shall have failed, refused or been unable, at or prior to the Closing Date, or on or prior to any later Option Closing Date, as the case may be, to perform any agreement on their part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or the Selling Securityholder is not fulfilled, including, without limitation, any material adverse change in the financial condition, earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, whether or not arising in the ordinary course of business, or (ii) if trading on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such trading exchanges or by order of the Commission or any other governmental authority having jurisdiction, or if a banking moratorium shall have been declared by federal or New York authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, accident or other calamity of such character as to have a Material Adverse Effect regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in the sole judgment of the Representatives makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have occurred an outbreak or escalation of hostilities between the United States and any foreign power or of any other insurrection or armed conflict involving the United States or other national or international calamity, hostilities or crisis or the declaration by the United States of a national emergency which, in the judgment of the Representatives, adversely affects the marketability of the Shares, or (vi) if any foreign, federal or state statute, regulation, rule or order of any court or other governmental authority shall have been enacted, published, decreed or otherwise promulgated which in the judgment of the Representatives materially and adversely affects or will materially and adversely affect the business or operations of the Company, or trading in the Common Stock shall have been suspended, or (vii) there shall have occurred a material adverse decline in the value of securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, or
(viii) action shall be taken by any foreign, federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the judgment of the Representatives, has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated in accordance with this Section IX, there shall be no liability of the Company or the Selling Securityholder to the Underwriters and no liability of the Underwriters to the Company or the Selling Securityholder; provided, however, that in the event of any such termination the Company and the Selling Securityholder agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholder under this Agreement, including all costs and expenses referred to in Section VI.

         If you elect to terminate this Agreement as provided in this Section IX, the Company and the Selling Securityholder shall be notified promptly by you by telephone, telecopy or telegram, confirmed by letter.

X.       REIMBURSEMENT OF CERTAIN EXPENSES.

         A. In addition to their other obligations under Section VIII of this Agreement, the Company and the Selling Securityholder hereby jointly and severally agree to reimburse on a quarterly basis the Underwriters for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph A. of Section VIII of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section X and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the persons receiving such payments shall promptly refund them and
(ii) such persons shall provide to the Company, upon request, reasonable assurances of their ability to effect any refund, when and if due.

         B. In addition to their other obligations under Section VIII of this Agreement, the Underwriters hereby agree to reimburse on a quarterly basis the Company and the Selling Securityholder for all reasonable legal and other expenses incurred in connection with investigating or defending any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in paragraph B. of Section VIII of this Agreement, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligations under this Section X and the possibility that such payments might later be held to be improper; provided, however, that (i) to the extent any such payment is ultimately held to be improper, the Company and the Selling Securityholder shall promptly refund it and (ii) the Company and the Selling Securityholder shall provide to the Underwriter, upon request, reasonable assurances of its ability to effect any refund, when and if due.

XI. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Securityholder and the several Underwriters and, with respect to the provisions of Section VIII hereof, the several parties (in addition to the Company, the Selling Securityholder and the several Underwriters) indemnified under the provisions of said Section VIII, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from any of the several Underwriters.

XII. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telecopy and, if to the Underwriters, shall be mailed, telecopied or delivered to UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention: Mr. Richard Messina, with a copy to Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, New York 10019, Attention:
Alexander D. Lynch, Esq.; if to the Company, shall be mailed, telecopied or delivered to it at its office, 9000 Virginia Manor Road, Beltsville, Maryland 20705, Attention: Mr. Charles M. Fleischman, with a copy to Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599, Attention: Morris Cheston, Jr.; and if to the Selling Securityholder, shall be mailed, telecopied or delivered to the Selling Securityholder in care of

Digene Corporation, 9000 Virginia Manor Road, Beltsville, Maryland 20705,
Attention: Mr. Charles M. Fleischman. All notices given by telecopy shall be promptly confirmed by letter.

XIII. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of
(i) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Selling Securityholder, the Company or the Company's respective directors of officers, and (ii) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         You will act as Representatives of the several Underwriters in all dealings with the Company under this Agreement, and any action under or in respect of this Agreement taken by you jointly or by UBS Securities LLC, as Representatives, will be binding upon all of the Underwriters.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         Please sign and return to the Company and to the Selling
Securityholder in care of the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement among the Company, the Selling Securityholder and the several Underwriters in accordance with its terms.

                                 Very truly yours,


                                 DIGENE CORPORATION



                                 By:
                                    -------------------------------------
                                    Mr. Evan Jones
                                    President and Chief Executive Officer



                                 SELLING SECURITYHOLDER



                                 By:
                                    -------------------------------------
                                    Mr. Evan Jones
                                    Armonk Partners



The foregoing Agreement
is hereby confirmed and
accepted as of the date
first above written.

UBS SECURITIES LLC
NATIONSBANC MONTGOMERY SECURITIES, INC.

By:      UBS SECURITIES LLC



By:
   -------------------------------
    Name:

    Title:

Acting on behalf of the several
Underwriters, including themselves,
named on Schedule A hereto.

                                   SCHEDULE A

                                  UNDERWRITERS



                                                                                                               Number of
                                                                                                                Shares
                                                                                                                to be
                 Underwriters                                                                                  Purchased
                 ------------                                                                                  ---------
UBS Securities LLC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [_____]
NationsBanc Montgomery Securities, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [_____]


                 Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . [_____]
                                                                                                                =======

                                   SCHEDULE B

                               Lock-Up Agreements

                                   APPENDIX A



OPINION OF COUNSEL TO THE COMPANY AND THE SELLING SECURITYHOLDER

         Ballard Spahr Andrews & Ingersoll shall opine to the effect that:

         A.      Each of Digene Corporation (the "Company") and Digene
                 Europe, Inc., a Delaware Corporation ("Digene Europe") has been duly incorporated under the laws of the jurisdiction of its incorporation, and each of the Company and Digene Europe is validly existing as a corporation and is in good standing under the laws of the jurisdiction of its incorporation;

         B. Each of the Company and Digene Europe has the corporate power and authority to own, lease and operate its properties and to conduct its business substantially as described in the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in Maryland. To such counsels knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than Digene Europe and Digene do Brazil Ltda, a limited liability company organized under the laws of Brazil (collectively, the "Subsidiaries";

         C. The Company has full power and authority (corporate and otherwise) to enter into the Underwriting Agreement and to perform the transactions contemplated hereby, including, without limitation, the power and authority to issue, sell and deliver to the Underwriters the Company Shares;

         D. The Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company, and necessary partnership action on the part of the Selling Securityholder, and has been duly executed and delivered by the Company and the Selling Securityholder and is a valid and binding agreement of each of the Company and the Selling Securityholder, enforceable in accordance with its terms except as rights to indemnification or contribution may be limited by applicable laws or equitable principles and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

         E. All outstanding shares of capital stock of the Company (including the Selling Securityholder Shares) and Digene Europe (a) have been duly authorized and validly issued and are fully paid and nonassessable, (b) to such counsel's knowledge have been issued in compliance with all federal and state securities laws, and (c) were not issued in violation or subject to any preemptive right, resale right, right of first refusal or similar right known to such counsel. To the knowledge of such counsel, all shares of capital stock of Digene Europe which are owned by the Company are free and clear of any security interest created under Article 9 of the Uniform Commercial Code. To the knowledge of such counsel, no options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations in Digene Europe are outstanding;

         F. The form of certificate evidencing the Common Stock complies with the applicable provisions of Delaware law;

         G. The Company Shares to be purchased from the Company pursuant to the Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of the Underwriting Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, and, to the knowledge of such counsel, not in violation of any preemptive right, co-sale right, right of first refusal or other similar right;

         H. The Registration Statement has become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b) and any required filing of an abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 462(b);

         I. The Registration Statement, all Preliminary Prospectuses, the Prospectus, and each amendment or supplement thereto (other than the consolidated financial statements (including the notes and schedules) and financial and statistical data derived therefrom, as to which such counsel need express no opinion), comply as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations, and to the best of such counsel's knowledge, there are no agreements, contracts, leases or documents of a character required to be described in, or filed as an exhibit to, the Registration Statement by the Act and the applicable Rules and Regulations which are not described or filed as required;

         J. The statements in the Registration Statement and the Prospectus summarizing statutes, rules and regulations (other than the statements under the captions "Risk Factors -- Uncertainty Regarding Patents and Proprietary Rights," "Risk Factors -- Government Regulation," "Business -- Licenses, Patents and Proprietary Information" and "Business -- Government Regulation," as to which such counsel need express no opinion), including the Delaware corporation law and the description of the certificate of incorporation and bylaws of the Company, are accurate in all material respects and fairly present the information required to be presented by the Act or the Rules and Regulations; and such counsel does not know of any statutes, rules or regulations required to be described in the Registration Statement or the Prospectus that are not described or referred to therein as required (except that such counsel need express no opinion with respect to statutes, rules or regulations relating to patents or United States Food and Drug Administration or foreign regulatory matters);

         K. The statements under the caption "Risk Factors -- Shares Eligible for Future Sale" in the Prospectus, insofar as such statements or documents constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly present, in all material respects, the information called for with respect to such documents and matters;

         L. The information required to be set forth in the Registration Statement in answer to Items 9 and 10 (insofar as it relates to such counsel) of Form S-3 is, to the best of such counsel's knowledge, accurately and adequately set forth therein in all material respects or no response is required with respect to such Items;

         M. Neither the Company nor Digene Europe is (a) in violation of its certificate of incorporation or bylaws, or (b) to the best knowledge of such counsel, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument which is filed as an exhibit to the Registration Statement or as an exhibit to any document incorporated by reference into the Prospectus, or (c) to the best knowledge of such counsel, in violation of any writ, injunction, judgment or decree of any court or governmental agency or body to which the Company is subject;

         N. The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions therein contemplated do not and will not (a) conflict with or result in a breach of any of the terms or provisions of or, constitute a default under, the certificate of incorporation or bylaws (or similar organizational documents) of the Company or the Selling Securityholder, or (b) to the best knowledge of such counsel, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or the Selling Securityholder is a party and which is filed as an exhibit to the Registration Statement or as an exhibit to any document incorporated by reference into the Prospectus, or (c) to the best knowledge of such counsel, conflict with or result in a violation or breach of any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which the Company or the Selling Securityholder is subject (except that no opinion need to be expressed with respect to compliance with statutes, rules and regulations relating to patents or United States Food and Drug Administration or foreign regulatory matters or state securities or "Blue Sky"
                 laws), which violation or breach would have a Material Adverse Effect;

         O. To the best knowledge of such counsel, the Company has all licenses, consents, certificates, orders, approvals and permits of any federal, state, local or foreign government authority that are necessary to conduct its business substantially as described in the Registration Statement and the Prospectus, except where failure to have such licenses, consents, certificates, orders, approvals and permits would not have a Material Adverse Effect (except that such counsel need express no opinion with respect to such licenses, consents, certificates, orders, approvals, permits, statutes, rules or regulations relating to patents or United States Food and Drug Administration or foreign regulatory matters);

         P. No consent, approval, authorization, order, designation or declaration of or filing by or with any court or regulatory, administrative or other governmental agency or body is necessary in connection with the execution and delivery of the Underwriting Agreement by the Company and the Selling Securityholder and the consummation of the transactions therein contemplated except such as may have been obtained under the Act, the Exchange Act, under foreign or state securities or Blue Sky laws or under the rules and regulations of the NASD in connection with the purchase and distribution of the Shares by the Underwriters;

         Q. To such counsel's knowledge, there are no pending or threatened actions, suits, claims, proceedings or investigations against the Company or any Subsidiary or any of their respective officers or any of their respective properties, assets or rights before any court of governmental agency or body or otherwise, except where such threatened actions, suits, proceedings or investigations against the Company or any Subsidiary or any of their respective officers or any of their respective properties, assets or rights would not have a Material Adverse Effect;

         R. To such counsel's knowledge, except as set forth in the Registration Statement and Prospectus, no holders of shares of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having registration rights with respect to shares of Common Stock or other securities have, with respect to the offering contemplated hereby, waived such rights, such rights have otherwise been waived, are not exercisable, or have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement.

         S. No transfer taxes are required to be paid in connection with the sale or delivery to the Underwriters of the Firm Shares or the Option Shares;

         T. The Company is not an "investment company," or a "promoter" or "principal underwriter" for a registered investment company, as such terms are defined in the Investment Company Act of 1940, as amended.

         U. The Selling Securityholder has full right, power and authority to sell, transfer, assign and deliver the Selling Securityholder Shares pursuant to the terms of the Underwriting Agreement; and

         V. To the knowledge of such counsel, pursuant to the Underwriting Agreement, the Selling Securityholder Shares will be sold to the Underwriters free of adverse claims. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any adverse claims with respect to the Selling Securityholder Shares.

         In addition, such counsel shall include a statement to the effect that such counsel has participated in conferences with officials and other representatives of the Company, the Selling Securityholder, the Representatives, Underwriters' Counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although they have not verified, and assume no responsibility for, the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which caused them to believe that, at the time the Registration Statement became effective the Registration Statement (except as to consolidated financial statements (including notes and schedules) and financial and statistical data derived therefrom, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later Option Closing Date, as the case may be, the Registration Statement or the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Counsel rendering the foregoing may rely (i) as to questions of law not involving the laws of the Commonwealth of Pennsylvania, the United States or the General Corporation Law of the State of Delaware upon opinions of local counsel, and (ii) as to questions of fact upon representations of the Selling Securityholder and representations or certificates of officers of the Company, governmental officials and other persons, as the case may be, in which case its opinion is to state that it is so doing and that it has no actual knowledge of any material misstatement or inaccuracy in such opinions, representations or certificates, and that they believe that they and the Underwriters are justified in relying on such opinions or certificates. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representatives of the Underwriters, and to Underwriters' Counsel.

                                   APPENDIX B


OPINION OF PATENT COUNSEL TO THE COMPANY

         Pennie & Edmonds shall indicate that they served as special counsel to the Company, with respect to patents and proprietary rights, and shall opine to the effect that:

         A. To the best of such counsel's knowledge, the statements in the Prospectus relating to United States patent and licensing matters under the captions "Risk Factors -- Uncertainty Regarding Patents and Proprietary Rights" and "Business," and other references in the Prospectus to United States patent and licensing matters, insofar as such statements constitute a summary of legal matters, documents, or proceedings, are accurate and present fairly the information purported to be shown; and

         B. To the best of such counsel's knowledge, the statements in the Prospectus relating to United States patent and licensing matters under the captions "Risk Factors -- Uncertainty Regarding Patents and Proprietary Rights" and "Business," and other references in the Prospectus to United States patent and licensing matters, do not contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                                   APPENDIX C


OPINION OF REGULATORY COUNSEL TO THE COMPANY

         Hogan & Hartson L.L.P. shall indicate that they served as special United States Food and Drug Administration regulatory counsel to the Company, with respect to government regulation, and shall opine that:

         A. The statements in the Prospectus under the captions "Risk Factors -- Government Regulation," and "Business -- Government Regulation," and other references in the Prospectus to those matters described in such sections, insofar as such statements purport to summarize applicable provisions of the Food, Drugs and Cosmetics Act and the regulations promulgated thereunder, are accurate summaries in all material respects of the provisions purported to be summarized under such captions in the Prospectus; and

         B. No facts have come to such counsel's attention which causes such counsel to believe that the statements in the Prospectus under the captions "Risk Factors -- Government Regulation," and "Business -- Government Regulation," and other references in the Prospectus to those matters described in such sections, insofar as such statements relate to FDA regulatory matters, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or as of the date hereof contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such counsel may advise you that, in rendering their opinion, they have relied on certain factual representations of the Company and that they have not independently verified the accuracy and completeness of such representations.